UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2015 (September 2, 2015)

EUROSITE POWER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-54484	27-5250881
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6000
(Registrant’s telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2015, the Board of Director's of EuroSite Power Inc. (the “Company”) appointed Bonnie Brown, age 51, to be the Company's Chief Financial Officer, Treasurer, and Secretary, effective immediately. Ms. Brown is also the Chief Financial Officer, Treasurer, and Secretary of American DG Energy Inc., the Company's parent company and largest shareholder.

Prior to joining the Company, Ms. Brown was a financial advisor for the Barker Financial Group. There she advised a variety of individuals, estates, trusts, businesses, and employer sponsored retirement plans. Prior to that she was the Chief Financial Officer, Treasurer and Secretary of Tecogen Inc. ("Tecogen"). There she was responsible for the financial and accounting departments of Tecogen. Tecogen is a related party of the Company through overlapping leadership and common ownership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: September 3, 2015
Eurosite Power Inc.

By: /s/ Bonnie Brown
Bonnie Brown, CFO